UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10589
Oppenheimer Real Estate Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  April 30
Date of reporting period:  04/30/2008

Item 1. Reports to Stockholders.

April 30, 2008

Oppenheimer

Real Estate Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Simon Property Group, Inc.	11.3%

ProLogis	7.3

Vornado Realty Trust	5.7

Kimco Realty Corp.	5.7

Boston Properties, Inc.	4.3

General Growth Properties, Inc.	4.2

Host Hotels & Resorts, Inc.	4.1

Tanger Factory Outlet Centers, Inc.	3.7

Regency Centers Corp.	3.5

SL Green Realty Corp.	3.3
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on net assets.
For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on the total market value of investments.
9     |     OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended April 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During what has been a particularly challenging economic and investment environment, characterized by a deteriorating housing market, rising commodities prices, concerns in the credit markets, increased inflationary concerns and a weak employment market, both the Fund and its primary benchmark, the NAREIT Equity REIT Index produced negative absolute returns.
     The best performing areas of the REIT market for the 12-month reporting period were the health care, industrials and community shopping centers areas. In each of these sectors, the Fund benefited from its relative overweight positioning.
     Within the health care sector, the Fund placed an emphasis on skilled nursing homes, outpatient centers and assisted living centers, all of which benefited from favorable demographics. Many of these companies benefited from a limited supply of health care properties coupled with a growing demand for services based on an aging U.S. population. In addition, these types of facilities are viewed as being very defensive investments in a softening economy, primarily because residents in these facilities are generally living there due to necessity, rather than by choice. More specifically, the Fund’s most significant health care gains stemmed from Ventas, Inc., HCP, Inc. (formerly Health Care Properties), Nationwide Health Properties, Inc. and Health Care REIT, Inc. In each of these cases, the companies invest in health care facilities across the U.S., including skilled nursing homes, long-term care facilities, assisted-living centers, medical offices and outpatient treatment centers. We exited our position in HCP.
     The Fund’s next best area of outperformance was the industrials sector, where many of our investments benefited from an expanding global trade environment and increased export business due to the weak U.S. dollar. The bulk of the Fund’s industrial gains stemmed from its holdings in two companies: ProLogis and AMB Property Corp. In the case of ProLogis, the Fund’s second largest holding, we believe the firm boasts an attractive portfolio of industrial warehouse properties within North America and has goals of becoming the “landlord of choice” for multi-national companies that operate throughout the world. Its hallmark has been its ability to successfully develop relationships with the corporate real estate departments of Fortune 500 companies, which, coupled with the land it holds across the globe, puts the firm in a position to benefit from the global trade expansion. In our view, ProLogis and AMB Property Corp. are two of the best run companies in the real estate marketplace, both of which have state-of-the-art management teams and facilities and are working diligently to duplicate these facilities in all of the world’s major markets.
10     |     OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
     The Fund also benefited from its holdings in AMB Property Corp., a company whose business is similar in nature to ProLogis, albeit on a smaller scale. AMB invests in and manages primarily industrial properties in North America, Europe and Asia, with a focus on high-speed, high-volume freight handling facilities that are located near ports, airports and highways. Its portfolio is concentrated in and around Los Angeles, San Francisco, New York, Chicago and Seattle.
     The Fund also enjoyed positive results from its holdings in the community shopping center sector. The Fund was most rewarded from its overweight investment in Tanger Factory Outlet Centers, Inc., one of the country’s top outlet mall developers. Maintaining about 95.2% occupancy, Tanger’s outlet centers are built along busy highways, away from malls and shopping districts, so tenants don’t have to compete with full-priced stores. Other positive contributors in this area included Federal Realty Investment Trust, one of the oldest and most widely respected community shopping centers in the business, with a large concentration of properties in the Washington, D.C. metropolitan area. Here again, we believe the company has one of the highest quality portfolios of community shopping centers in the public market. Its centers are generally in very high income locations where it is extremely difficult to build competing centers – and where vacancy rates in their centers are extremely low. As a result, we believe the company has one of the most defensive portfolios available in a softening economy, chiefly because they are located in very densely built-up populated suburban areas where it is difficult to find new sites to build properties. The Fund also benefited from its recent investment in Regency Centers Corp.
     On the other hand, the Fund’s investments in the office sector disappointed during the reporting period. As we have done for some time now, we focused on companies in what we considered to be the strongest barrier markets, such as New York, Washington, D.C., Boston and Southern California, where individuals sought residences near areas with the most job creation. However, during the reporting period, layoffs within the financial services industry adversely affected SL Green Realty Corp., an office company whose properties are primarily located in midtown Manhattan. The same story held true for Vornado Realty Trust, where the bulk of its office properties are located in New York and Washington, D.C.
     Results within the Fund’s holdings in the regional mall sector were more of a mixed bag. We had increased the Fund’s weighting to the regional mall sector during the first half of the reporting period, believing that many of these companies were undervalued due to the perception that higher energy prices and rising interest rates would curtail consumer spending. We were rewarded by our overweight exposure, most notably from
11     |     OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
Simon Property Group, Inc. and Taubman Centers, Inc., but our investment in General Growth Properties, Inc. disappointed.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2008. In the case of Class A shares, performance is measured from the inception of the Class on March 4, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from the inception of each Class on October 1, 2003. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the FTSE NAREIT Equity REIT Index, an index that approximates the REIT universe with approximately 109 companies ranging in market capitalizations from $106 million to $22.3 billion, with an aggregate market capitalization of $305 billion dollars as of April 30, 2008. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, the Fund’s investments are not limited to the investments in the index.
12     |     OPPENHEIMER REAL ESTATE FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
13     |     OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14     |     OPPENHEIMER REAL ESTATE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
15     |     OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16     |     OPPENHEIMER REAL ESTATE FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
17     |     OPPENHEIMER REAL ESTATE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, visiting our website at www.oppen-heimerfunds.com or by calling us at 1.800.525.7048. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 3/4/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 10/1/03. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 10/1/03. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and
18     |     OPPENHEIMER REAL ESTATE FUND

their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19     |     OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
20     |     OPPENHEIMER REAL ESTATE FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2007	April 30, 2008	April 30, 2008

Class A	$1,000.00	$923.20	$7.20

Class B	1,000.00	920.20	10.76

Class C	1,000.00	919.80	10.75

Class N	1,000.00	922.50	8.35

Class Y	1,000.00	925.60	4.99

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.40	7.55

Class B	1,000.00	1,013.72	11.28

Class C	1,000.00	1,013.72	11.28

Class N	1,000.00	1,016.21	8.76

Class Y	1,000.00	1,019.69	5.24
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.50%

Class B	2.24

Class C	2.24

Class N	1.74

Class Y	1.04
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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22     |     OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2008

	Shares	Value

Common Stocks—99.2%

Consumer Discretionary—1.8%

Hotels, Restaurants & Leisure—1.8%
Gaylord Entertainment Co., Cl. A1	159,700	$4,730,314

Marriott International, Inc., Cl. A	184,000	6,311,200

		11,041,514

Financials—97.4%

Real Estate Investment Trusts—96.2%
Acadia Realty Trust	351,600	9,015,024

Alexandria Real Estate Equities, Inc.	116,800	12,267,504

AMB Property Corp.	270,388	15,614,907

American Campus Communities, Inc.	216,199	6,600,555

Avalonbay Communities, Inc.	169,685	16,926,079

Boston Properties, Inc.	267,365	26,867,509

BRE Properties, Inc., Cl. A	350,700	16,816,065

Corporate Office Properties Trust	85,200	3,177,960

DiamondRock Hospitality Co.	411,600	5,247,900

Digital Realty Trust, Inc.	439,020	17,012,025

DuPont Fabros Technology, Inc.	404,400	7,279,200

Equity Residential	404,500	16,794,840

Essex Property Trust, Inc.	58,900	7,009,100

Federal Realty Investment Trust	169,798	13,948,906

First Industrial Realty Trust, Inc.	98,295	2,969,492

General Growth Properties, Inc.	630,840	25,839,206

Gramercy Capital Corp.	245,400	4,662,600

Health Care REIT, Inc.	388,700	18,832,515

Highwoods Properties, Inc.	128,800	4,513,152

Host Hotels & Resorts, Inc.	1,487,720	25,588,784

Kilroy Realty Corp.	142,400	7,450,368

Kimco Realty Corp.	883,417	35,257,172

Mack-Cali Realty Corp.	146,100	5,700,822

Maguire Properties, Inc.	165,500	2,664,550

Medical Properties Trust, Inc.	414,300	5,033,745

Nationwide Health Properties, Inc.	269,660	9,713,153

NorthStar Realty Finance Corp.	280,000	2,903,600

Post Properties, Inc.	111,500	4,092,050

ProLogis	721,916	45,199,161

Public Storage	199,773	18,119,411

Regency Centers Corp.	304,000	21,757,280

Simon Property Group, Inc.	702,723	70,173,919

SL Green Realty Corp.	222,603	20,657,558

Strategic Hotels & Resorts, Inc.	147,995	2,132,608

Tanger Factory Outlet Centers, Inc.	570,539	23,015,543

Taubman Centers, Inc.	234,600	13,294,782

Ventas, Inc.	350,250	17,008,140

Vornado Realty Trust	380,072	35,380,902

		596,538,087

Real Estate Management & Development—1.2%
Brookfield Properties Corp.	366,600	7,379,659

Total Common Stocks (Cost $563,850,733)		614,959,260
F1     |     OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—1.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 2.90%[2,3] (Cost $8,102,298)	8,102,298	$8,102,298

Total Investments, at Value (Cost $571,953,031)	100.5%	623,061,558

		Value

Liabilities in Excess of Other Assets	(0.5)%	$(2,960,933)

Net Assets	100.0%	$620,100,625

Footnotes to Statement of Investments

1.   Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2007	Additions	Reductions	April 30, 2008
Oppenheimer Institutional Money Market Fund, Cl. E	7,079,800	427,602,621	426,580,123	8,102,298

		Dividend
	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$8,102,298	$509,557
3. Rate shown is the 7-day yield as of April 30, 2008.
See accompanying Notes to Financial Statements.
F2     |     OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $563,850,733)	$614,959,260
Affiliated companies (cost $8,102,298)	8,102,298

623,061,558

Cash	49,050

Receivables and other assets:
Investments sold	2,207,746
Shares of beneficial interest sold	1,698,463
Dividends	563,904
Other	15,547

Total assets	627,596,268

Liabilities
Payables and other liabilities:
Investments purchased	6,406,412
Shares of beneficial interest redeemed	810,144
Transfer and shareholder servicing agent fees	85,733
Shareholder communications	66,900
Trustees’ compensation	48,873
Distribution and service plan fees	38,832
Other	38,749

Total liabilities	7,495,643

Net Assets	$620,100,625

Composition of Net Assets
Par value of shares of beneficial interest	$29,971

Additional paid-in capital	603,978,899

Accumulated net investment income	2,560,322

Accumulated net realized loss on investments and foreign currency transactions	(37,577,094)

Net unrealized appreciation on investments	51,108,527

Net Assets	$620,100,625

F3     |      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $233,121,533 and 11,272,747 shares of beneficial interest outstanding)	$20.68
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$21.94

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,937,333 and 1,412,605 shares of beneficial interest outstanding)	$20.49

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,072,890 and 2,492,717 shares of beneficial interest outstanding)	$20.49

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,564,503 and 994,986 shares of beneficial interest outstanding)	$20.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $286,404,366 and 13,798,155 shares of beneficial interest outstanding)	$20.76
See accompanying Notes to Financial Statements.
F4     |      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $71,767)	$15,791,250
Affiliated companies	509,557

Interest	16,758

Other income	12,220

Total investment income	16,329,785

Expenses
Management fees	5,901,715

Distribution and service plan fees:
Class A	541,352
Class B	331,042
Class C	524,103
Class N	93,351

Transfer and shareholder servicing agent fees:
Class A	710,166
Class B	146,147
Class C	209,871
Class N	94,623
Class Y	60,977

Shareholder communications:
Class A	110,941
Class B	26,354
Class C	26,592
Class N	3,746
Class Y	271

Trustees’ compensation	25,569

Custodian fees and expenses	5,410

Other	74,773

Total expenses	8,887,003
Less reduction to custodian expenses	(1,721)
Less waivers and reimbursements of expenses	(448,697)

Net expenses	8,436,585

Net Investment Income	7,893,200

Realized and Unrealized Loss
Net realized loss on:
Investments from unaffiliated companies	(36,597,545)
Foreign currency transactions	(160,992)

Net realized loss	(36,758,537)

Net change in unrealized appreciation on investments	(61,923,849)

Net Decrease in Net Assets Resulting from Operations	$(90,789,186)

See accompanying Notes to Financial Statements.
F5     |     OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2008	2007

Operations
Net investment income	$7,893,200	$5,796,141

Net realized gain (loss)	(36,758,537)	57,087,851

Net change in unrealized appreciation	(61,923,849)	56,390,090

Net increase (decrease) in net assets resulting from operations	(90,789,186)	119,274,082

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,142,183)	(3,750,924)
Class B	(29,575)	(387,957)
Class C	(51,223)	(532,934)
Class N	(45,816)	(191,260)
Class Y	(1,893,124)	(3,269,971)

	(3,161,921)	(8,133,046)

Distributions from net realized gain:
Class A	(12,465,458)	(12,402,785)
Class B	(1,632,791)	(1,873,124)
Class C	(2,673,126)	(2,572,021)
Class N	(993,486)	(733,888)
Class Y	(12,902,462)	(9,163,459)

	(30,667,323)	(26,745,277)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(54,988,132)	131,075,051
Class B	(12,049,383)	14,010,752
Class C	(6,510,689)	25,489,867
Class N	2,018,144	9,602,485
Class Y	80,031,570	106,205,858

	8,501,510	286,384,013

Net Assets
Total increase (decrease)	(116,116,920)	370,779,772

Beginning of period	736,217,545	365,437,773

End of period (including accumulated net investment income (loss) of $2,560,322 and ($2,039,787), respectively)	$620,100,625	$736,217,545

See accompanying Notes to Financial Statements.
F6     |      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$25.24	$21.14	$17.07	$12.97	$10.34

Income (loss) from investment operations:
Net investment income	.311	.24 [1]	.22 [1]	.29 [1]	.26
Net realized and unrealized gain (loss)	(3.61)	5.35	4.77	4.35	2.72

Total from investment operations	(3.30)	5.59	4.99	4.64	2.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.36)	(.35)	(.36)	(.29)
Distributions from net realized gain	(1.16)	(1.13)	(.57)	(.18)	(.06)

Total dividends and/or distributions to shareholders	(1.26)	(1.49)	(.92)	(.54)	(.35)

Net asset value, end of period	$20.68	$25.24	$21.14	$17.07	$12.97

Total Return, at Net Asset Value[2]	(12.84)%	26.85%	29.89%	36.11%	28.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$233,122	$345,366	$175,792	$68,879	$17,078

Average net assets (in thousands)	$248,992	$262,154	$118,780	$39,933	$10,345

Ratios to average net assets:[3]
Net investment income	1.42%	1.00%	1.13%	1.81%	3.37%
Total expenses	1.57%[4]	1.47%[4]	1.53%	1.53%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.47%	1.50%	1.50%	1.44%

Portfolio turnover rate	134%	131%	77%	92%	117%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	1.57%
Year Ended April 30, 2007	1.47%
See accompanying Notes to Financial Statements.
F7     |      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$25.11	$21.10	$17.05	$12.94	$12.59

Income (loss) from investment operations:
Net investment income	.17 [2]	.07 [2]	.09 [2]	.18 [2]	.26
Net realized and unrealized gain (loss)	(3.61)	5.31	4.75	4.33	.42

Total from investment operations	(3.44)	5.38	4.84	4.51	.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.24)	(.22)	(.22)	(.27)
Distributions from net realized gain	(1.16)	(1.13)	(.57)	(.18)	(.06)

Total dividends and/or distributions to shareholders	(1.18)	(1.37)	(.79)	(.40)	(.33)

Net asset value, end of period	$20.49	$25.11	$21.10	$17.05	$12.94

Total Return, at Net Asset Value[3]	(13.47)%	25.83%	28.94%	35.10%	5.28%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$28,937	$49,001	$28,904	$14,423	$3,181

Average net assets (in thousands)	$33,098	$39,979	$22,319	$8,842	$1,462

Ratios to average net assets:[4]
Net investment income	0.79%	0.31%	0.47%	1.11%	2.15%
Total expenses	2.54%[5]	2.41%[5]	2.54%	2.66%	2.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.25%	2.25%	2.25%

Portfolio turnover rate	134%	131%	77%	92%	117%

1.	For the period from October 1, 2003 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	2.54%
Year Ended April 30, 2007	2.41%
See accompanying Notes to Financial Statements.
F8     |      OPPENHEIMER REAL ESTATE FUND

Class C Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$25.12	$21.11	$17.06	$12.96	$12.59

Income (loss) from investment operations:
Net investment income	.13 [2]	.06 [2]	.07 [2]	.17 [2]	.26
Net realized and unrealized gain (loss)	(3.58)	5.32	4.78	4.34	.44

Total from investment operations	(3.45)	5.38	4.85	4.51	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.24)	(.23)	(.23)	(.27)
Distributions from net realized gain	(1.16)	(1.13)	(.57)	(.18)	(.06)

Total dividends and/or distributions to shareholders	(1.18)	(1.37)	(.80)	(.41)	(.33)

Net asset value, end of period	$20.49	$25.12	$21.11	$17.06	$12.96

Total Return, at Net Asset Value[3]	(13.50)%	25.83%	28.96%	35.07%	5.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,073	$69,546	$36,119	$13,784	$2,317

Average net assets (in thousands)	$52,325	$53,482	$23,521	$7,167	$929

Ratios to average net assets:[4]
Net investment income	0.61%	0.26%	0.35%	1.05%	2.12%
Total expenses	2.47%[5]	2.34%[5]	2.47%	2.57%	2.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.25%	2.25%	2.25%

Portfolio turnover rate	134%	131%	77%	92%	117%

1.	For the period from October 1, 2003 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	2.47%
Year Ended April 30, 2007	2.34%
See accompanying Notes to Financial Statements.
F9     |     OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$25.24	$21.16	$17.08	$12.97	$12.59

Income (loss) from investment operations:
Net investment income	.19 [2]	.16 [2]	.17 [2]	.24 [2]	.29
Net realized and unrealized gain (loss)	(3.55)	5.36	4.78	4.36	.42

Total from investment operations	(3.36)	5.52	4.95	4.60	.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.31)	(.30)	(.31)	(.27)
Distributions from net realized gain	(1.16)	(1.13)	(.57)	(.18)	(.06)

Total dividends and/or distributions to shareholders	(1.21)	(1.44)	(.87)	(.49)	(.33)

Net asset value, end of period	$20.67	$25.24	$21.16	$17.08	$12.97

Total Return, at Net Asset Value[3]	(13.06)%	26.46%	29.59%	35.80%	5.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,565	$22,229	$10,438	$4,098	$268

Average net assets (in thousands)	$18,650	$15,624	$6,912	$1,581	$97

Ratios to average net assets:[4]
Net investment income	0.91%	0.64%	0.84%	1.51%	2.30%
Total expenses	2.05%[5]	1.87%[5]	1.99%	2.11%	2.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.75%	1.75%	1.75%

Portfolio turnover rate	134%	131%	77%	92%	117%

1.	For the period from October 1, 2003 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	2.05%
Year Ended April 30, 2007	1.87%
See accompanying Notes to Financial Statements.
F10     |     OPPENHEIMER REAL ESTATE FUND

Class Y Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$25.31	$21.18	$17.08	$12.98	$12.59

Income (loss) from investment operations:
Net investment income	.33 [2]	.37 [2]	.26 [2]	.35 [2]	.25
Net realized and unrealized gain (loss)	(3.54)	5.32	4.82	4.34	.51

Total from investment operations	(3.21)	5.69	5.08	4.69	.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.43)	(.41)	(.41)	(.31)
Distributions from net realized gain	(1.16)	(1.13)	(.57)	(.18)	(.06)

Total dividends and/or distributions to shareholders	(1.34)	(1.56)	(.98)	(.59)	(.37)

Net asset value, end of period	$20.76	$25.31	$21.18	$17.08	$12.98

Total Return, at Net Asset Value[3]	(12.42)%	27.37%	30.47%	36.57%	5.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,404	$250,076	$114,185	$24,193	$16,278

Average net assets (in thousands)	$235,663	$184,853	$58,522	$20,274	$16,633

Ratios to average net assets:[4]
Net investment income	1.53%	1.52%	1.32%	2.27%	3.12%
Total expenses	1.05%[5,6,7]	1.03%[5,6,7]	1.07%[6]	1.14%[6]	1.23%[6,8]

Portfolio turnover rate	134%	131%	77%	92%	117%

1.	For the period from October 1, 2003 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	1.05%
Year Ended April 30, 2007	1.03%

6.	Reduction to custodian expenses less than 0.005%.

7.	Waiver or reimbursement of indirect management fees less than 0.005%.

8.	Voluntary waiver and reimbursement of expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F11     |      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATE MENTS
1. Significant Accounting Policies
Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company. The Fund’s investment objective is to seek total return through investment in real estate securities. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Advisor”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange.
F12     |      OPPENHEIMER REAL ESTATE FUND

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or
F13     |      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$4,521,798	$—	$29,980,458	$41,778,004

1.	As of April 30, 2008, the Fund had $17,010,008 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of April 30, 2008, details of the capital loss carryforward were as follows:

Expiring

2016	$17,010,008

2.	As of April 30, 2008, the Fund had $12,967,244 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	The Fund had $3,206 of post-October foreign currency losses which were deferred.

4.	During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward.
F14     |      OPPENHEIMER REAL ESTATE FUND

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (REITS) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.
Accordingly, the following amounts have been reclassified for April 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$131,170	$131,170
The tax character of distributions paid during the years ended April 30, 2008 and April 30, 2007 was as follows:

	Year Ended	Year Ended
	April 30, 2008	April 30, 2007

Distributions paid from:
Ordinary income	$22,058,683	$24,281,692
Long-term capital gain	11,770,561	10,596,631

Total	$33,829,244	$34,878,323

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2008 are noted below. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

Federal tax cost of securities	$581,283,554

Gross unrealized appreciation	$53,572,800
Gross unrealized depreciation	(11,794,796)

Net unrealized appreciation	$41,778,004

F15     |     OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,304
Payments Made to Retired Trustees	8,276
Accumulated Liability as of April 30, 2008	34,797
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon exdividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accural basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
F16     |     OPPENHEIMER REAL ESTATE FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2008		Year Ended April 30, 2007
Class A	Shares	Amount	Shares	Amount

Sold	4,075,478	$87,822,828	8,130,764	$198,430,021
Dividends and/or distributions reinvested	647,140	12,816,444	640,918	15,352,043
Redeemed	(7,133,319)	(155,627,404)	(3,402,138)	(82,707,013)

Net increase (decrease)	(2,410,701)	$(54,988,132)	5,369,544	$131,075,051

Class B
Sold	348,745	$7,450,468	1,175,506	$28,793,472
Dividends and/or distributions reinvested	80,513	1,572,275	89,180	2,135,093
Redeemed	(968,275)	(21,072,126)	(683,120)	(16,917,813)

Net increase (decrease)	(539,017)	$(12,049,383)	581,566	$14,010,752

F17     |     OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended April 30, 2008		Year Ended April 30, 2007
	Shares	Amount	Shares	Amount

Class C
Sold	955,554	$20,174,977	1,477,922	$35,728,480
Dividends and/or distributions reinvested	131,841	2,576,185	120,219	2,879,414
Redeemed	(1,363,645)	(29,261,851)	(540,529)	(13,118,027)

Net increase (decrease)	(276,250)	$(6,510,689)	1,057,612	$25,489,867

Class N
Sold	533,623	$11,382,018	575,041	$14,244,366
Dividends and/or distributions reinvested	49,089	968,353	36,839	884,247
Redeemed	(468,503)	(10,332,227)	(224,430)	(5,526,128)

Net increase	114,209	$2,018,144	387,450	$9,602,485

Class Y
Sold	5,606,565	$119,616,064	5,664,002	$137,270,267
Dividends and/or distributions reinvested	742,886	14,792,957	519,264	12,433,306
Redeemed	(2,430,777)	(54,377,451)	(1,694,667)	(43,497,715)

Net increase	3,918,674	$80,031,570	4,488,599	$106,205,858

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Institutional Money Market Fund, for the year ended April 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$785,615,291	$791,673,310
4. Fees and Other Transactions with Affiliates
Management Fees. Prior to September 1, 2007, management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provided for a fee at an average annual rate of 1.00% of average daily net assets of the Fund.
Effective September 1, 2007, management fees paid to the Manager were in accordance the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Over $1.0 billion	0.80
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a
F18     |      OPPENHEIMER REAL ESTATE FUND

per account fee. For the year ended April 30, 2008, the Fund paid $1,142,923 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Sub-Advisor Fees. The Manager retains Cornerstone Real Estate Advisers, Inc. (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub-Advisor a fee equal to 40% of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Manager, without the Sub-Advisor’s concurrence, agrees to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Manager, the Sub-Advisor’s fee hereunder shall be based upon the investment management fee the Fund would have to pay exclusive of any such waiver agreed to by the Manager in it sole discretion. For the year ended April 30, 2008, the Manager paid $2,399,561 to the Sub-Advisor for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The
F19     |      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2008 for Class B, Class C and Class N shares were $540,633, $498,875 and $207,725, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 30, 2008	$264,263	$14,105	$70,868	$16,146	$2,384
Waivers and Reimbursements of Expenses. The Manager has agreed to waive its management fees and/or reimburse expenses such that “Total expenses” or “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” for Class A, Class B, Class C, Class N and Class Y shares, respectively, do not exceed 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, respectively, of average daily net assets. During the year ended April 30, 2008, the Manager reimbursed the Fund $167,567, $66,252, $90,055 and $26,925 Class A, Class B, Class C and Class N shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2008, OFS waived $30,248, $26,958 and $29,343 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2008, the Manager waived $11,349 for IMMF management fees.
F20     |      OPPENHEIMER REAL ESTATE FUND

5. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F21     |      OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Real Estate Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended April 30, 2004 and April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
June 12, 2008
F22     |      OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.4449 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 24, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions should be multiplied by 0.21% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $174,983 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2008, $8,080 or 0.26% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23     |     OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OFINVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
24     |     OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment manage- ment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (finan- cial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
25     |      OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Galli, Trustee (since 2005) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2005) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately- held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2002) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organiza- tion) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2002) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
26     |      OPPENHEIMER REAL ESTATE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2002) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company
27     |     OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted,	subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
Continued	OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 port- folios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2002) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2004) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000- September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2002) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request.
28     |     OPPENHEIMER REAL ESTATE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $30,600 in fiscal 2008 and $27,500 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Real Estate Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 06/10/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 06/10/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date: 06/10/2008